UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 29, 2008

ANSOFT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27874	72-1001909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 200

Pittsburgh, PA 15219

(Address of principal executive offices, including zip code)

412-261-3200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 29, 2008, Ansoft Corporation issued a press release announcing its financial results for the fourth quarter and fiscal year ended April 30, 2008. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

Ansoft is making reference to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Additional Information and Where to Find It

ANSYS has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-150435), which includes a preliminary joint proxy statement/prospectus of Ansoft and ANSYS and other relevant materials in connection with the proposed merger involving Ansoft and ANSYS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROSPECTUS/PROXY STATEMENT, THE FINAL PROSPECTUS/PROXY STATEMENT AND OTHER RELEVANT MATERIAL WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING ANSOFT, ANSYS AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft at Ansoft’s web site at www.ansoft.com or by contacting Investor Relations, Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219 (Telephone: (412) 261-3200). Investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Ansoft, ANSYS, and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the proposed merger. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 26, 2007. Information about those executive officers and directors of ANSYS and their ownership of ANSYS common stock is set forth in the proxy statement for ANSYS’ 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2008. Investors and security holders may obtain additional information regarding the direct and indirect interests of Ansoft, ANSYS, and their respective executive officers, directors and trustees in the merger by reading the proxy statement/prospectus and other filings regarding the proposed merger when they become available.

ITEM 8.01.	OTHER EVENTS

See Item 2.02 above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Ansoft Corporation, dated May 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSOFT CORPORATION

By:	/s/ Nicholas Csendes
Nicholas Csendes
President and Chief Executive Officer

Date: May 29, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Ansoft Corporation, dated May 29, 2008